COMPRESSCO PARTNERS, L.P.

RBC Capital Markets MLP Conference

November 2011


The Natural Choice in Production Enhancement Services!

Compressco Partners – Forward Looking Statements

Forward Looking Statements

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as "may," "will," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that Compressco Partners intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning expected results of operations for 2011, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the registration statement filed by Compressco Partners with the U.S. Securities and Exchange Commission (SEC), as well as other factors and risks identified from time to time in reports on Form 10-Q and Form 8-K filed by Compressco Partners with the SEC, all of which are available via the SEC's web site at www.sec.gov. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: GasJack, VJack, Compressco and Compressco Partners are joint registered trademarks or trademarks of Compressco Partners Operating, LLC and Compressco Partners Sub, Inc. in the United States and/or other countries.

Compressco Partners – Non-GAAP Financial Measures

Non-GAAP Financial Measures

Compressco Partners (or the Partnership) includes in this presentation the non-GAAP financial measures EBITDA and distributable cash flow. Reconciliations of these non-GAAP financial measures to GAAP financial measures are provided in the appendix at the end of this presentation. EBITDA is used as a supplemental financial measure by the Partnership's management to: assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner; evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis; measure operating performance and return on capital as compared to those of other companies in the production enhancement business; and, determine the Partnership's ability to incur and service debt and fund capital expenditures. The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of its general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense and maintenance capital expenditures, plus the non-cash cost of compressors sold, interest income and equity compensation expense.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that Compressco Partners has available for distributions or plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Compressco Partners – Overview

- Common units representing limited partner interests began trading on the NASDAQ, June 15, 2011
  - NASDAQ: GSJK
  - Unit Price at November 7, 2011: $14.96
  - Market Capitalization: $228.4 million[(1)]
  - Minimum Distribution: $1.55 per unit (annualized rate)[(2)]
  - Yield: 10.4%[(3)]
  - On October 21, 2011 Compressco Partners announced that it would pay a distribution of $0.3875 per unit for the third quarter of 2011
    - Distributable cash-flow for the third quarter was $0.4051 per unit[(4)]

- MLP Tax Structure is expected to provide ongoing benefits to Compressco Partners through lower cost of capital than from TETRA

(1) Based on closing unit price ($14.96) and number of units outstanding (15,527,449) on November 7, 2011.
(2) Based on the minimum quarterly distribution rate of $0.3875 per unit.
(3) Based on annualized distribution rate of $1.55 per unit and closing unit price ($14.96) on November 7, 2011.
(4) Non-GAAP financial measures are reconciled to the nearest GAAP measure in the appendix.

Compressco Partners – Ownership Structure


TETRA Technologies, Inc.
and its Subsidiaries
100% Ownership Interest
100% Ownership Interest
Compressco, Inc.
and its Subsidiaries
TETRA International Incorporated
and its Subsidiaries
Public Unitholders
100% Ownership Interest
9.5% Limited Partner Interest
18.2% Limited Partner Interest
Compressco Partners GP Inc.
(the General Partner)
72.3% Limited Partner Interest
2.0% General Partner Interest
Compressco Partners, L.P.
(the Partnership)

Compressco Partners Company Overview

- Compressco is a leading provider of wellhead compression-based production enhancement services for oil and natural gas exploration and production companies
  - Wellhead compression
  - Liquids and sand separation
  - Vapor recovery services
- Compressco's services improve the value of natural gas and oil wells by increasing daily production and total recoverable reserves
  - The GasJack® unit and the VJack™ unit predominately enhance natural gas and oil wells, respectively
- Compressco provides production enhancement services in the U.S., Canada, Mexico, and selected countries in South America, Eastern Europe, and the Asia-Pacific region

GasJack® Unit



VJack™ Unit



Compressco Partners – Company Overview

- Fleet of more than 3,600 wellhead compression units
  - 74% of these units were in service at year-end 2010
  - Average utilization increased to approximately 77% during the quarter ended Sept. 30, 2011
- Production enhancement is our focus!
  - Our compressor units typically increase production by more than 120 MCFD and extend a well's productive life
  - With Optional BAIS system can be configured as a "gas-lift" system
  - In many cases, when used on the back-side (annulus) of a pumping oil well, capable of increasing volume of fluids production
  - Vapor recovery of tank battery gas aids in recovery of greenhouse gas emissions.



- Large untapped organic market potential in North America and abroad are opportunities to drive GROWTH

Comprehensive Production Enhancement Services

Manufacturing

- LEAN compressor manufacturing facilities in Oklahoma City and Calgary
- Ability to produce up to 80 compressor units per month

Sales / Service

- In-house marketing and sales team that supports over 400 client relationships
- Compressco provides turnkey production enhancement services

Support

- ePumper® satellite system monitors service well sites 24/7
- Well monitoring and testing
- Automated sand separation services

By virtue of its vertically integrated business model, Compressco can deliver high quality services at competitive prices

GasJack® Technology & Service Fleet

- The compact, 46 horsepower GasJack® unit allows Compressco to perform wellhead compression, liquids separation, and optional gas metering all from one skid
  - Reliable
  - Fuel efficient
  - Easy to transport
  - Low emission – designed to meet all applicable EPA and regulatory standards
- Compressco's services are ideal for:
  - Marginal and liquid-loaded gas wells
  - Pumping oil wells (backside)
  - Vapor/flare recovery applications
- As of September 30, 2011, we had a fleet of 3,706 compressor units, of which 2,861 were being utilized

GasJack® Unit



GasJack® Unit Integral Design



VJack™ Technology & Service Fleet

- We recently introduced the 40 horsepower VJack™ unit, which is designed to allow Compressco to provide production enhancement services in mature oil fields and in environmentally sensitive markets
- The VJack™ unit provides vapor recovery and backside pumping applications for oil wells and generates zero engine-driven emissions
- The VJack™ unit is based on GasJack® technology and is capable of handling up to 50 bpd on a standard skid package

VJack™ Unit



Revenue Model

- The majority of Compressco's qualifying income is generated under production enhancement services contracts
- Production enhancement services contracts include the following terms:
  - Operation and Maintenance: Compressco owns and is responsible for operating and maintaining the equipment it uses to provide production enhancement services
  - Fees: Compressco receives a fixed monthly fee
  - Term of Contract: Domestic contracts typically have a term of one month and, unless terminated, continue on a month-to-month basis thereafter

Total Compressco Revenues Versus Average Trailing Twelve-Month Henry Hub Gas Price(1)



$ millions
$30
$25
$20
$15
$10
$5
$0
$ /MMBtu
$15
$10
$5
$0
-$5
-$10
-$15
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
Total Compressco Revenues
Trailing 12-Month Avg. Henry Hub Gas Price

(1) Gas price source: Platts Gas Daily reports

Production Enhancement Is Necessary

- Oil and gas wells exhibit declining production of hydrocarbons and pressure over time
- Production enhancement technologies can enhance daily production and total recoverable reserves in many instances
- Within the United States, 48% of total producing gas wells are considered marginal, producing less than 300 Mcf/d (source: Energy Information Administration)
- Oil wells most suitable for production enhancement services exhibit high gas to oil ratios

Illustrative Type Curve


Production Per Month
1
11
21
31
41
51
61
71
81
91
101
111
121
131
141
151
161
Month

Marginal Gas Wells as A Percent Of Total U.S. Producing Gas Wells(1)


48%
52%
Marginal
All Others

(1) Source, EIA

Production Enhancement Is Necessary


Example – Well Decline Curve – 2-3/8 Tubing
Volume
781 mcfd
625 mcfd
500 mcfd
Well loaded with fluid
Year One
Year Two
Year Three
Time
Average 20% Decline Per Year

Production Enhancement Is Necessary



Example – Well Decline Curve – 2-3/8 Tubing
Volume
781 mcfd
625 mcfd
500 mcfd
Install GasJack (Avg. 126 mcfd benchmark uplift on 2 3/8" tubing)
Well loaded with fluid
Year One
Year Two
Year Three
Time
Average 20% Decline Per Year

Proven Technology Increases Value of Natural Gas & Oil Wells

- Compressco's production enhancement services improve production rates and recoverable reserves of natural gas and oil wells

Case Study: Well Decline Curve, Pre and Post GasJack® Unit Application



GasJack® unit Installed
Daily Rate
1,000
100
10
1
0.1
2003
2004
2005
2006
2007
2008
2009
2010
Time
Gas
Oil

Commodity	Daily Production Pre GasJack®	Daily Production Post GasJack®
Natural Gas (Mcf/d)	30	150
Crude Oil (Bbl/d)	3	20

COMPRESSCO PARTNERS™ L.P.

Broad Geographic Presence In Domestic Markets

- Compressco's domestic service area covers most of the onshore producing regions of the United States

Domestic Service Area As Depicted by ePumper® SCADA Telemetry-Based Reporting System



- Compressco is highly active in most major producing regions
  - Ark-La-Tex
  - Arkoma
  - Fayetteville Shale
  - San Juan Basin
  - Mid-Continent Region
  - Permian Basin
  - South Texas and Gulf Coast
  - Central and Northern Rockies
  - California
  - Marcellus Region
  - Barnett and Fort Worth Basins

Growing International Presence

- Internationally, we have significant operations in Canada and Mexico and a growing presence in certain countries in South America, Eastern Europe and the Asia-Pacific region

Map of International Operations



Canada
Mexico
Colombia
Argentina
Germany
Poland
Ukraine
Austria
Romania
Indonesia
Australia

Superior Customer Service and Highly Trained Field Personnel

- Compressco's centralized engineering and well monitoring functions support a network of regional service centers that install, operate, monitor and maintain compressor units
  - Engineering: Houston, TX
  - Monitoring: ePumper® headquarters in Oklahoma City, OK and field level
  - Regional service centers are supported by trained field service personnel
- Compressco's service personnel have completed a rigorous, customer-focused training program and receive ongoing technical and safety training



Compressco Provides a Comprehensive Service Solution
Repair and Maintenance
Engineering
Installation
Operation
Monitoring

COMPRESSCO PARTNERS™ L.P.

Strong Track Record of Maintaining Established Customer Relationships

- Compressco is a valued partner with over 400 natural gas and oil exploration and production companies
- Because of the value, quality and breadth of our services, we typically have enjoyed long-term relationships with our customers, despite the short-term nature of our contracts
  - Many of our largest customers have been with us for more than five years

Selected Customers

bp

devon

ConocoPhillips

PEMEX

EXCO

Financial Data Appendix

Financial data (unaudited)	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
	(In Thousands)			
Revenues				
Compression and other services	$ 21,294	$ 19,199	$ 60,501	$ 57,672
Sales of compressors and parts	3,326	907	8,329	2,819
Total revenues	24,620	20,106	68,830	60,491
Cost of revenues (excluding depreciation and amortization expense)				
Cost of compression and other services	10,488	9,653	31,259	26,315
Cost of compressors and parts sales	2,512	512	6,037	1,697
Total cost of revenues	13,000	10,165	37,296	28,012
Selling, general and administrative expense	4,161	3,259	11,185	10,262
Depreciation and amortization	3,082	3,226	9,452	9,819
Interest (income) expense, net	(9)	3,267	5,102	9,829
Other (income) expense, net	598	9	814	87
Income before tax provision	3,788	180	4,981	2,482
Provision for income taxes	497	101	847	1,066
Net income	$ 3,291	$ 79	$ 4,134	$ 1,416

Financial Data Appendix – EBITDA Reconciliation

The following table reconciles net income to EBITDA for the three and nine month periods ended September 30, 2011 and September 30, 2010:

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2011	2010	2011	2010
	(In Thousands)			
Net income	$ 3,291	$ 79	$ 4,134	$ 1,416
Provision for income taxes	497	101	847	1,066
Depreciation and amortization	3,082	3,226	9,452	9,819
Interest (income) expense	(9)	3,267	5,102	9,829
EBITDA	$ 6,861	$ 6,673	$ 19,535	$ 22,130

COMPRESSCO PARTNERS™ L.P.

Financial Data Appendix – Distributable Cash Flow Reconciliation

The following table reconciles net income to distributable cash flow for the three month period ended September 30, 2011:

	Three Months Ended September 30, 2011 (In Thousands)
Net income	$ 3,291
Provision for income taxes	497
Depreciation and amortization	3,082
Interest (income) expense	(9)
EBITDA	6,861
Less:	
Current income tax expense	(691)
Maintenance capital expenditures	(353)
Plus:	
Non-cash cost of compressors sold	367
Equity compensation	226
Interest income (expense)	9
Distributable cash flow	$ 6,419